UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2023

Date of reporting period: March 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

SEMI-ANNUAL REPORT

MARCH 31, 2023

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2023

On the following pages, you will find the 2023 semi-annual report for the Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio1 (the “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2023, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

While the first quarter of 2023 was thankfully less eventful than the first quarter of 2022, it nonetheless had its share of economic and market fireworks. During the six-month period ended March 31, 2023, strong economic data on the one hand and stresses in the banking system on the other set up a challenge for economic policymakers and markets.

Disinflation has continued, though inflation remains higher than policymakers want it to be. But the trend has been generally encouraging, prompting a degree of optimism in the financial markets. We believe interest rates are now likely at or near their peak of this cycle. Recession remains a concern, with the US Federal Reserve’s (the “Fed’s”) own economic staff now expecting one to begin later this year, matching the view of many Wall Street economists. One of the most striking consequences of the economic changes has been the reversal of 2022’s strong dollar, with the dollar falling by almost 10% over the six-month period.

The dollar’s fall has helped the values of other financial assets. After dipping in the third quarter of 2022, most global asset classes rose substantially over the six-month period. Global equities rose 17.5%, with technology stocks leading and financial stocks unsurprisingly lagging. Importantly, while the correlation between stocks and bonds remained elevated, investors finally benefited as a result over this recent period, as both stocks and bonds rose in value simultaneously.

After rising substantially over the course of 2022, Treasury yields stumbled in early 2023, as investors flocked to safety and began to anticipate the end of the Fed’s hiking cycle in the wake of the stresses in the banking sector. The benchmark 10-year Treasury yield fell by 36 basis points (“b.p.”) to 3.47% and the 2-year yield fell by 25 b.p. to 4.03% in the six-month period ended March 31, 2023. Notably, the yield curve remained inverted, with longer-dated bonds yielding less than shorter-dated ones, which we believe suggests economic pressures ahead.

Our portfolio managers continue to monitor the trends for economic activity, corporate profits, the Ukraine situation, China’s reopening, and the likely policy actions of the Fed and other central banks. As the data changes, those portfolio managers are constantly adjusting their portfolios to incorporate their latest views on different geographies, sectors, and companies.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Onur Erzan

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

[1]	This performance discussion is intended as a general market commentary.

(Portfolio Manager Commentary continued on next page)

2023 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolio has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolio does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the US Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment

(Disclosures and Risks continued on next page)

2023 Semi-Annual Report	3

Disclosures and Risks (continued)

obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have

(Disclosures and Risks continued on next page)

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the

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2023 Semi-Annual Report	5

Disclosures and Risks (continued)

returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar). The value of the US dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to US dollars.

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the US government to increase the statutory debt ceiling could: increase the risk that the US government may default on payments on certain US government securities; cause the credit rating of the US government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of US Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit US persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the US and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or

(Disclosures and Risks continued on next page)

6	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of American Depositary Receipts, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objective, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2023 Semi-Annual Report	7

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2023	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	4.66%	-5.40%	0.79%	1.58%	3.69%	5/17/2002
Bloomberg US Aggregate Bond Index	4.89%	-4.78%	0.91%	1.36%	3.51%
Lipper Core Bond Funds Average	4.85%	-5.28%	0.83%	1.24%	—

[1]	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.51%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the total annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 28, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Intermediate Duration Institutional

Growth of a $3,000,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $3,000,000 minimum investment as compared with the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended March 31, 2023.

Portfolio Summary—March 31, 2023 (Unaudited)

Intermediate Duration Institutional

Security Type Breakdown[1]

1	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.1% in Common Stocks and Governments—Sovereign Bonds.

See Disclosures, Risks and Note About Historical Performance on pages 3-7.

8	Sanford C. Bernstein Fund II, Inc.

Expense Example—March 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2022	ENDING ACCOUNT VALUE MARCH 31, 2023	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,046.60	$2.30	0.45%
Hypothetical**	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2023 Semi-Annual Report	9

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

March 31, 2023 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–36.3%
United States–36.3%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	9,676	$5,597,135
1.75%, 08/15/2041		1,998	1,443,627
1.875%, 02/15/2051		876	595,678
2.00%, 11/15/2041		4,278	3,219,044
2.00%, 08/15/2051		9,349	6,544,580
2.25%, 08/15/2046		2,377	1,786,389
2.25%, 08/15/2049		15,570	11,653,172
2.25%, 02/15/2052		1,672	1,240,715
2.375%, 11/15/2049		4,905	3,772,252
2.50%, 02/15/2046		932	737,154
2.50%, 05/15/2046		5,327	4,211,738
2.875%, 05/15/2043		165	142,132
2.875%, 08/15/2045		51	43,642
2.875%, 11/15/2046		387	328,587
2.875%, 05/15/2052		2,950	2,512,024
3.00%, 11/15/2044		200	173,708
3.00%, 05/15/2045		129	111,554
3.00%, 11/15/2045		363	315,049
3.00%, 05/15/2047(a)		1,447	1,254,368
3.00%, 02/15/2048		5,490	4,770,295
3.125%, 02/15/2043		280	251,038
3.125%, 08/15/2044		50	44,477
3.25%, 05/15/2042		6,192	5,702,169
3.375%, 08/15/2042		6,591	6,177,378
3.375%, 05/15/2044		646	598,794
3.50%, 02/15/2039		8,105	7,988,491
3.625%, 08/15/2043		1,943	1,880,847
3.625%, 02/15/2044		38	36,646
3.625%, 02/15/2053		1,178	1,170,015
3.75%, 11/15/2043		295	290,483
3.875%, 02/15/2043		1,493	1,503,630
4.00%, 11/15/2042		5,931	6,080,718
4.375%, 02/15/2038		899	982,391
4.375%, 11/15/2039		10,740	11,711,634
4.50%, 02/15/2036		1,074	1,191,247
4.75%, 02/15/2037		1,525	1,735,164
5.375%, 02/15/2031		1,723	1,931,891
U.S. Treasury Notes
1.50%, 02/15/2030(b)		10,851	9,501,407
1.625%, 04/30/2023		5,514	5,501,077
1.625%, 05/15/2026(b)		43,357	40,558,744
1.75%, 11/15/2029		1,386	1,243,935
2.625%, 02/15/2029		8,921	8,451,254
2.75%, 11/15/2023		160	157,975
2.75%, 07/31/2027		3,546	3,411,267
3.00%, 07/31/2024		4,528	4,443,198
3.50%, 02/15/2033		6,011	6,016,096
3.875%, 11/30/2027		34,871	35,197,916
3.875%, 12/31/2027		7,359	7,430,189

	Principal Amount (000)		U.S. $ Value
4.00%, 02/29/2028	U.S.$	3,062	$3,114,048
4.125%, 09/30/2027		4,748	4,833,214
4.125%, 10/31/2027		3,016	3,071,340
4.375%, 10/31/2024		14,510	14,520,836
4.50%, 11/30/2024		2,776	2,785,743

Total Governments—Treasuries (cost $273,489,283)			249,968,095

CORPORATES—INVESTMENT GRADE–21.9%

Industrial–10.8%
Basic–0.6%
Celanese US Holdings LLC 5.90%, 07/05/2024		1,494	1,494,702
Freeport Indonesia PT 4.763%, 04/14/2027(c)		324	315,353
LYB International Finance BV 4.00%, 07/15/2023		187	185,805
LyondellBasell Industries NV 5.75%, 04/15/2024		568	568,335
WRKCo., Inc. 4.00%, 03/15/2028		1,732	1,651,826

			4,216,021

Capital Goods–0.8%
CNH Industrial Capital LLC 3.95%, 05/23/2025		1,191	1,161,749
Flowserve Corp. 2.80%, 01/15/2032		1,227	974,545
Parker-Hannifin Corp. 3.25%, 06/14/2029		743	684,556
Regal Rexnord Corp. 6.05%, 02/15/2026(c)		1,381	1,390,446
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		270	257,639
4.40%, 03/15/2024		1,145	1,129,737

			5,598,672

Communications—Media–0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049		467	368,832
Discovery Communications LLC 5.20%, 09/20/2047		509	419,538
Fox Corp. 4.709%, 01/25/2029		700	693,791
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		519	508,106
Prosus NV 3.257%, 01/19/2027(c)		489	443,767
3.68%, 01/21/2030(c)		639	541,153
4.027%, 08/03/2050(c)		485	315,493
Tencent Holdings Ltd. 3.24%, 06/03/2050(c)		1,022	668,963
Time Warner Cable LLC 4.50%, 09/15/2042		505	388,507

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Warnermedia Holdings, Inc. 4.279%, 03/15/2032(c)	U.S.$	1,826	$1,629,303

			5,977,453

Consumer Cyclical—Automotive–0.5%
General Motors Co. 6.125%, 10/01/2025		278	282,859
General Motors Financial Co., Inc. 4.30%, 04/06/2029		171	159,324
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(c)		1,664	1,492,092
6.50%, 03/10/2028(c)		158	160,075
Mercedes-Benz Finance North America LLC 4.80%, 03/30/2026(c)		1,103	1,103,927

			3,198,277

Consumer Cyclical—Other–0.5%
Las Vegas Sands Corp. 3.90%, 08/08/2029		1,159	1,046,774
Marriott International, Inc,/MD 4.90%, 04/15/2029		1,365	1,352,347
MDC Holdings, Inc. 6.00%, 01/15/2043		968	840,485

			3,239,606

Consumer Cyclical—Retailers–0.4%
Lowe’s Cos., Inc. 5.80%, 09/15/2062		1,126	1,132,227
Ross Stores, Inc. 4.70%, 04/15/2027		1,925	1,911,833

			3,044,060

Consumer Non-Cyclical–1.6%
Altria Group, Inc. 3.40%, 05/06/2030		1,745	1,553,085
BAT Capital Corp. 2.259%, 03/25/2028		2,706	2,324,048
4.906%, 04/02/2030		917	884,593
7.75%, 10/19/2032		158	175,228
Cargill, Inc. 5.125%, 10/11/2032(c)		835	862,163
Cigna Corp. 4.375%, 10/15/2028		740	728,900
CVS Health Corp. 4.30%, 03/25/2028		87	85,451
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,480	1,106,182
Philip Morris International, Inc. 4.875%, 02/13/2026		1,753	1,765,849
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		460	456,683
Zoetis, Inc. 5.40%, 11/14/2025		1,182	1,202,815

			11,144,997

	Principal Amount (000)		U.S. $ Value
Energy–1.3%
BP Capital Markets America, Inc. 2.939%, 06/04/2051	U.S.$	2,985	$2,070,814
Continental Resources, Inc./OK 2.875%, 04/01/2032(c)		1,353	1,050,402
5.75%, 01/15/2031(c)		1,006	965,438
Marathon Oil Corp. 6.80%, 03/15/2032		1,800	1,900,584
Oleoducto Central SA 4.00%, 07/14/2027(c)		491	422,199
ONEOK Partners LP 6.125%, 02/01/2041		73	71,932
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)		210	156,975
Var Energi ASA 7.50%, 01/15/2028(c)		1,132	1,189,834
8.00%, 11/15/2032(c)		1,108	1,186,047

			9,014,225

Services–0.6%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		2,142	1,760,360
Booking Holdings, Inc. 4.50%, 11/15/2031	EUR	789	890,077
Expedia Group, Inc. 6.25%, 05/01/2025(c)	U.S.$	49	49,657
Global Payments, Inc. 3.20%, 08/15/2029		845	744,301
S&P Global, Inc. 4.25%, 05/01/2029		411	405,308
4.75%, 08/01/2028		83	84,140

			3,933,843

Technology–3.4%
Apple, Inc. 4.10%, 08/08/2062		1,148	1,024,383
Broadcom, Inc. 4.00%, 04/15/2029(c)		169	158,253
Entegris Escrow Corp. 4.75%, 04/15/2029(c)		1,270	1,198,537
Fiserv, Inc. 3.50%, 07/01/2029		2,539	2,356,497
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	1,241	1,365,702
HP, Inc. 5.50%, 01/15/2033	U.S.$	1,907	1,889,475
Infor, Inc. 1.75%, 07/15/2025(c)		649	591,700
Intel Corp. 5.05%, 08/05/2062		1,536	1,422,490
International Business Machines Corp. 4.50%, 02/06/2026		1,408	1,404,748
4.90%, 07/27/2052		1,499	1,402,300
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		2,545	2,224,406

2023 Semi-Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Lenovo Group Ltd. 5.831%, 01/27/2028(c)	U.S.$	1,031	$1,036,949
6.536%, 07/27/2032(c)		725	733,745
Micron Technology, Inc. 6.75%, 11/01/2029		1,924	2,046,963
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		1,300	1,328,366
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		875	786,669
Oracle Corp. 5.375%, 07/15/2040		270	258,479
SK Hynix, Inc. 2.375%, 01/19/2031(c)		532	396,962
TSMC Arizona Corp. 3.875%, 04/22/2027		685	669,279
Western Digital Corp. 2.85%, 02/01/2029		369	300,432
3.10%, 02/01/2032		1,016	767,324

			23,363,659

Transportation—Airlines–0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		751	737,516

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		239	208,713
5.875%, 07/05/2034(c)		387	368,879

			577,592

Transportation—Services–0.0%
ENA Master Trust 4.00%, 05/19/2048(c)		380	282,387

			74,328,308

Financial Institutions–10.5%
Banking–7.8%
AIB Group PLC 7.583%, 10/14/2026(c)		2,855	2,925,147
American Express Co. 4.90%, 02/13/2026		794	800,273
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(c)		1,447	1,304,380
Banco Santander SA 3.80%, 02/23/2028		200	184,630
4.175%, 03/24/2028		800	750,328
Bank of America Corp. 4.376%, 04/27/2028		1,652	1,601,680
Bank of Ireland Group PLC 6.253%, 09/16/2026(c)		571	568,979
Barclays PLC 7.385%, 11/02/2028		1,678	1,776,750
BNP Paribas SA 2.591%, 01/20/2028(c)		751	673,730
4.625%, 02/25/2031(c)(d)		1,107	818,981
7.375%, 08/19/2025(c)(d)		385	364,753

	Principal Amount (000)		U.S. $ Value
Capital One Financial Corp. 5.468%, 02/01/2029	U.S.$	416	$405,517
Citigroup, Inc. 8.87% (LIBOR 3 Month + 4.07%), 07/30/2023(d)(e)		197	195,938
Series W 4.00%, 12/10/2025(d)		788	690,485
Series Y 4.15%, 11/15/2026(d)		139	113,658
Cooperatieve Rabobank UA 5.564%, 02/28/2029(c)		1,745	1,756,866
Credit Suisse Group AG 3.091%, 05/14/2032(c)		1,865	1,496,551
4.194%, 04/01/2031(c)		799	704,151
6.373%, 07/15/2026(c)		1,346	1,308,716
Danske Bank A/S 3.875%, 09/12/2023(c)		1,744	1,731,966
6.466%, 01/09/2026(c)		306	306,554
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		958	824,349
3.961%, 11/26/2025		385	363,979
6.119%, 07/14/2026		914	886,936
Discover Bank 4.682%, 08/09/2028		386	355,796
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(c)		1,523	1,488,458
Goldman Sachs Group, Inc. (The) Series V 4.125%, 11/10/2026(d)		764	634,823
HSBC Holdings PLC 2.804%, 05/24/2032		581	474,782
2.848%, 06/04/2031		1,675	1,407,452
4.762%, 03/29/2033		715	651,951
8.00%, 03/07/2028(d)		1,469	1,468,545
8.113%, 11/03/2033		812	906,777
Intesa Sanpaolo SpA 5.017%, 06/26/2024(c)		757	737,318
7.00%, 11/21/2025(c)		320	324,749
JPMorgan Chase & Co. 4.851%, 07/25/2028		1,570	1,567,472
KBC Group NV 5.796%, 01/19/2029(c)		471	473,892
Lloyds Banking Group PLC 4.05%, 08/16/2023		250	247,880
5.871%, 03/06/2029		253	255,214
7.953%, 11/15/2033		887	980,747
Mitsubishi UFJ Financial Group, Inc. 5.475%, 02/22/2031		301	303,375
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		1,480	1,485,816
5.667%, 05/27/2029		1,745	1,768,174
Morgan Stanley 0.406%, 10/29/2027	EUR	796	754,197
4.21%, 04/20/2028	U.S.$	1,110	1,078,343
6.296%, 10/18/2028		717	754,219
Series G 3.772%, 01/24/2029		1,502	1,423,160

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Nationwide Building Society 2.972%, 02/16/2028(c)	U.S.$	1,238	$1,122,284
NatWest Group PLC 4.269%, 03/22/2025		265	259,745
7.472%, 11/10/2026		688	713,621
PNC Financial Services Group, Inc. (The) 5.068%, 01/24/2034		386	381,090
Santander Holdings USA, Inc. 6.499%, 03/09/2029		910	909,427
Societe Generale SA 2.797%, 01/19/2028(c)		2,339	2,066,132
Standard Chartered PLC 3.971%, 03/30/2026(c)		885	851,122
6.312% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	336,508
7.75%, 04/02/2023(c)(d)		200	200,000
7.776%, 11/16/2025(c)		895	915,433
Swedbank AB Series NC5 5.625%, 09/17/2024(c)(d)		600	570,450
Truist Financial Corp. 1.95%, 06/05/2030		222	179,138
5.122%, 01/26/2034		603	587,388
UBS Group AG 7.00%, 02/19/2025(c)(d)		200	188,238
UniCredit SpA 2.569%, 09/22/2026(c)		459	414,904
US Bancorp Series J 5.30%, 04/15/2027(d)		723	619,466
Wells Fargo & Co. 3.584%, 05/22/2028		559	526,449
Series BB 3.90%, 03/15/2026(d)		635	559,156

			53,498,988

Brokerage–0.4%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(d)		1,949	1,601,941
Nomura Holdings, Inc. 5.709%, 01/09/2026		1,252	1,253,440

			2,855,381

Finance–1.1%
Air Lease Corp. 2.875%, 01/15/2026		175	163,151
3.625%, 04/01/2027		76	70,566
Aircastle Ltd. 2.85%, 01/26/2028(c)		2,065	1,780,670
4.125%, 05/01/2024		359	350,919
5.25%, 08/11/2025(c)		906	885,198
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		1,131	1,005,391
1.95%, 09/20/2026(c)		390	337,549
3.50%, 11/01/2027(c)		318	283,611

	Principal Amount (000)		U.S. $ Value
4.125%, 08/01/2025(c)	U.S.$	10	$9,512
4.375%, 01/30/2024(c)		312	306,765
4.875%, 10/01/2025(c)		350	337,488
5.50%, 12/15/2024(c)		879	868,821
Synchrony Financial 2.875%, 10/28/2031		1,255	894,639
3.95%, 12/01/2027		200	169,656
4.50%, 07/23/2025		193	175,209
4.875%, 06/13/2025		188	174,314

			7,813,459

Insurance–0.7%
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)		868	754,483
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(c)		11	7,635
MetLife Capital Trust IV 7.875%, 12/15/2037(c)		970	1,007,122
MetLife, Inc. 10.75%, 08/01/2039		25	32,106
Prudential Financial, Inc. 5.20%, 03/15/2044		462	438,840
5.375%, 05/15/2045		139	129,590
5.625%, 06/15/2043		289	284,266
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(c)		1,400	1,315,804
Voya Financial, Inc. 5.65%, 05/15/2053		742	714,538

			4,684,384

REITs–0.5%
American Tower Corp. 3.65%, 03/15/2027		845	802,125
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		1,181	964,251
Vornado Realty LP 3.40%, 06/01/2031		2,003	1,386,036

			3,152,412

			72,004,624

Utility–0.6%
Electric–0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		487	416,580
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(c)		1,040	771,420
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		920	705,088
Engie Energia Chile SA 3.40%, 01/28/2030(c)		981	799,086

2023 Semi-Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
NRG Energy, Inc. 7.00%, 03/15/2033(c)	U.S.$	1,304	$1,355,286

			4,047,460

Other Utility–0.1%
American Water Capital Corp. 3.45%, 06/01/2029		438	411,400

			4,458,860

Total Corporates—Investment Grade (cost $163,436,052)			150,791,792

MORTGAGE PASS-THROUGHS–18.5%
Agency Fixed Rate 30-Year–18.0%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		459	433,115
3.50%, 11/01/2049		601	566,468
Series 2020 3.50%, 01/01/2050		1,373	1,297,039
Series 2022 2.00%, 03/01/2052		6,345	5,263,436
2.50%, 04/01/2052		7,448	6,449,040
3.00%, 03/01/2052		4,086	3,685,076
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		18	18,354
Series 2007 5.50%, 07/01/2035		133	138,169
Series 2016 4.00%, 02/01/2046		1,001	982,267
Series 2017 4.00%, 07/01/2044		643	631,321
Series 2018 4.50%, 03/01/2048		325	324,846
4.50%, 10/01/2048		628	626,822
4.50%, 11/01/2048		954	952,432
5.00%, 11/01/2048		352	358,722
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		106	109,947
5.50%, 07/01/2033		202	208,951
Series 2004 5.50%, 02/01/2034		2	2,197
5.50%, 04/01/2034		50	51,433
5.50%, 05/01/2034		41	42,515
5.50%, 11/01/2034		189	196,564
Series 2005 5.50%, 02/01/2035		295	305,869
Series 2006 5.50%, 04/01/2036		58	60,175
Series 2007 5.50%, 05/01/2036		3	2,915
5.50%, 09/01/2036		2	1,713
5.50%, 08/01/2037		74	76,186

	Principal Amount (000)			U.S. $ Value
Series 2008 5.50%, 08/01/2037	U.S.$	0	**	$412
Series 2009 5.00%, 12/01/2039		11		11,104
Series 2010 4.00%, 12/01/2040		403		395,140
5.00%, 06/01/2040		10		10,157
Series 2012 3.50%, 02/01/2042		361		345,566
3.50%, 11/01/2042		3,698		3,539,676
3.50%, 01/01/2043		625		598,396
Series 2013 3.50%, 04/01/2043		2,126		2,018,384
4.00%, 10/01/2043		1,417		1,386,838
Series 2015 3.00%, 05/01/2045		513		470,691
3.00%, 08/01/2045		786		721,610
Series 2018 4.50%, 09/01/2048		1,338		1,335,580
Series 2019 3.50%, 08/01/2049		1,763		1,661,874
3.50%, 09/01/2049		655		618,541
3.50%, 11/01/2049		1,248		1,175,732
Series 2020 3.50%, 01/01/2050		1,271		1,199,338
Series 2021 2.00%, 07/01/2051		6,611		5,469,753
2.50%, 01/01/2052		2,085		1,806,472
Series 2022 2.50%, 03/01/2052		4,534		3,918,206
2.50%, 04/01/2052		4,845		4,193,312
2.50%, 05/01/2052		6,199		5,365,536
3.00%, 02/01/2052		5,032		4,541,185
3.00%, 03/01/2052		6,337		5,715,577
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		169		156,355
3.00%, 05/20/2046		489		451,617
Series 2023 3.00%, 04/01/2053, TBA		1,480		1,346,418
4.00%, 04/01/2053, TBA		3,275		3,152,724
4.50%, 04/01/2053, TBA		11,617		11,442,269
5.00%, 04/01/2053, TBA		10,275		10,285,469
Uniform Mortgage-Backed Security Series 2023 2.00%, 04/01/2053, TBA		10,416		8,606,247
2.50%, 04/01/2053, TBA		7,202		6,207,318
4.00%, 04/01/2053, TBA		5,776		5,523,509
5.50%, 04/01/2053, TBA		6,786		6,854,919

				123,311,497

Agency Fixed Rate 15-Year–0.5%
Federal National Mortgage Association Series 2016 2.50%, 10/01/2031		44		41,833
2.50%, 11/01/2031		2,422		2,291,936

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value
2.50%, 12/01/2031	U.S.$	12		$11,235
Series 2017 2.50%, 01/01/2032		665		628,441
2.50%, 02/01/2032		600		566,337

				3,539,782

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 03/01/2025		14		14,363

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2006 4.596% (LIBOR 12 Month + 2.18%), 12/01/2036(e)		0	**	122
Series 2007 4.60% (LIBOR 12 Month + 2.10%), 03/01/2037(e)		0	**	357
Federal National Mortgage Association Series 2007 3.835% (LIBOR 12 Month + 1.46%), 02/01/2037(e)		1		980
4.52% (LIBOR 12 Month + 1.80%), 03/01/2037(e)		0	**	443

				1,902

Total Mortgage Pass-Throughs (cost $132,293,064)				126,867,544

COLLATERALIZED MORTGAGE OBLIGATIONS–7.5%
Risk Share Floating Rate–6.8%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 6.795% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		293		292,124
Series 2021-1A, Class M1C 7.51% (SOFR + 2.95%), 03/25/2031(c)(e)		1,036		1,035,222
Series 2021-2A, Class M1B 6.06% (SOFR + 1.50%), 06/25/2031(c)(e)		1,892		1,856,736
Series 2021-3A, Class A2 5.56% (SOFR + 1.00%), 09/25/2031(c)(e)		1,894		1,838,056
Series 2022-1, Class M1B 6.71% (SOFR + 2.15%), 01/26/2032(c)(e)		1,000		989,082
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M1 5.41% (SOFR + 0.85%), 12/25/2041(c)(e)		1,709		1,683,014
Series 2022-R01, Class 1M2 6.46% (SOFR + 1.90%), 12/25/2041(c)(e)		2,306		2,207,175

	Principal Amount (000)		U.S. $ Value
Series 2022-R02, Class 2M1 5.76% (SOFR + 1.20%), 01/25/2042(c)(e)	U.S.$	1,619	$1,606,091
Series 2022-R03, Class 1M2 8.06% (SOFR + 3.50%), 03/25/2042(c)(e)		1,545	1,554,117
Series 2022-R05, Class 2M2 7.56% (SOFR + 3.00%), 04/25/2042(c)(e)		1,206	1,176,305
Series 2022-R06, Class 1M1 7.31% (SOFR + 2.75%), 05/25/2042(c)(e)		1,405	1,426,997
Series 2022-R07, Class 1M1 7.518% (SOFR + 2.95%), 06/25/2042(c)(e)		1,893	1,927,510
Series 2023-R02, Class 1M1 6.868% (SOFR + 2.30%), 01/25/2043(c)(e)		811	809,836
Eagle Re Ltd. Series 2018-1, Class M2 7.845% (LIBOR 1 Month + 3.00%), 11/25/2028(c)(e)		217	218,078
Series 2021-2, Class M1B 6.61% (SOFR + 2.05%), 04/25/2034(c)(e)		650	643,212
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 8.145% (LIBOR 1 Month + 3.30%), 10/25/2027(e)		237	239,111
Series 2020-DNA5, Class M2 7.36% (SOFR + 2.80%), 10/25/2050(c)(e)		551	557,632
Series 2021-DNA3, Class M2 6.66% (SOFR + 2.10%), 10/25/2033(c)(e)		779	752,375
Series 2021-DNA5, Class M2 6.21% (SOFR + 1.65%), 01/25/2034(c)(e)		588	577,393
Series 2021-DNA6, Class M2 6.06% (SOFR + 1.50%), 10/25/2041(c)(e)		2,513	2,391,358
Series 2021-DNA7, Class M2 6.36% (SOFR + 1.80%), 11/25/2041(c)(e)		2,412	2,291,127
Series 2021-HQA4, Class M2 6.91% (SOFR + 2.35%), 12/25/2041(c)(e)		1,530	1,377,079
Series 2022-DNA1, Class M1A 5.56% (SOFR + 1.00%), 01/25/2042(c)(e)		867	850,182
Series 2022-DNA1, Class M1B 6.41% (SOFR + 1.85%), 01/25/2042(c)(e)		1,223	1,156,099

2023 Semi-Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2022-DNA2, Class M1B 6.96% (SOFR + 2.40%), 02/25/2042(c)(e)	U.S.$	1,717	$1,667,677
Series 2022-DNA3, Class M1B 7.46% (SOFR + 2.90%), 04/25/2042(c)(e)		711	705,976
Series 2022-DNA4, Class M1B 7.91% (SOFR + 3.35%), 05/25/2042(c)(e)		1,358	1,367,105
Series 2022-DNA5, Class M1B 9.06% (SOFR + 4.50%), 06/25/2042(c)(e)		2,274	2,358,945
Series 2022-DNA6, Class M1A 6.71% (SOFR + 2.15%), 09/25/2042(c)(e)		708	709,446
Series 2022-DNA7, Class M1A 7.06% (SOFR + 2.50%), 03/25/2052(c)(e)		1,934	1,948,051
Series 2022-HQA1, Class M1B 8.06% (SOFR + 3.50%), 03/25/2042(c)(e)		399	395,991
Series 2023-DNA1, Class M1A 6.658% (SOFR + 2.10%), 03/25/2043(c)(e)		976	977,752
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 10.545% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		112	119,644
Series 2021-R02, Class 2M2 6.56% (SOFR + 2.00%), 11/25/2041(c)(e)		1,071	993,002
Home Re Ltd. Series 2021-2, Class M1B 6.16% (SOFR + 1.60%), 01/25/2034(c)(e)		1,162	1,148,891
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.095% (LIBOR 1 Month + 4.25%), 11/25/2024(e)(f)		43	41,965
Oaktown Re VII Ltd. Series 2021-2, Class M1A 6.16% (SOFR + 1.60%), 04/25/2034(c)(e)		1,767	1,752,642
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 7.602% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		701	684,627
Series 2019-3R, Class A 8.552% (LIBOR 1 Month + 3.70%), 11/27/2031(c)(e)		58	55,956
Series 2020-1R, Class A 8.202% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(f)		226	216,892

	Principal Amount (000)		U.S. $ Value
Radnor Re Ltd. Series 2019-1, Class M1B 6.795% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)	U.S.$	909	$908,540
Triangle Re Ltd. Series 2021-3, Class M1A 6.46% (SOFR + 1.90%), 02/25/2034(c)(e)		934	926,355
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.095% (LIBOR 1 Month + 5.25%), 11/25/2025(e)(f)		176	163,688
Series 2015-WF1, Class 2M2 10.345% (LIBOR 1 Month + 5.50%), 11/25/2025(e)(f)		44	42,214

			46,641,270

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 1.416% (6.10%–LIBOR 1 Month), 12/15/2044(e)(g)		1,296	134,891
Series 4693, Class SL 1.466% (6.15%–LIBOR 1 Month), 06/15/2047(e)(g)		1,421	164,460
Series 4954, Class SL 1.205% (6.05%–LIBOR 1 Month), 02/25/2050(e)(g)		1,990	217,171
Series 4981, Class HS 1.255% (6.10%–LIBOR 1 Month), 06/25/2050(e)(g)		4,348	480,069
Federal National Mortgage Association REMICs Series 2016-106, Class ES 1.155% (6.00%–LIBOR 1 Month), 01/25/2047(e)(g)		1,321	149,956
Series 2017-73, Class SA 1.305% (6.15%–LIBOR 1 Month), 09/25/2047(e)(g)		1,669	219,463
Series 2017-97, Class LS 1.355% (6.20%–LIBOR 1 Month), 12/25/2047(e)(g)		1,323	164,406
Series 2017-97, Class SW 1.355% (6.20%–LIBOR 1 Month), 12/25/2047(e)(g)		1,208	141,377
Government National Mortgage Association Series 2017-43, Class ST 1.339% (6.10%–LIBOR 1 Month), 03/20/2047(e)(g)		1,710	196,791
Series 2017-65, Class ST 1.389% (6.15%–LIBOR 1 Month), 04/20/2047(e)(g)		1,500	172,798

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2017-134, Class SE 1.439% (6.20%–LIBOR 1 Month), 09/20/2047(e)(g)	U.S.$	839	$84,383

			2,125,765

Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4973, Class BI 4.50%, 05/25/2050(h)		5,081	1,090,695
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 5.157%, 05/28/2035		276	250,402

			1,341,097

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 5.225% (LIBOR 1 Month + 0.38%), 12/25/2036(e)		846	291,294
HomeBanc Mortgage Trust Series 2005-1, Class A1 5.345% (LIBOR 1 Month + 0.50%), 03/25/2035(e)		141	116,960
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 6.945% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		185	174,803

			583,057

Non-Agency Fixed Rate–0.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		62	44,336
Series 2006-24CB, Class A16 5.75%, 08/25/2036		369	208,180
Series 2006-28CB, Class A14 6.25%, 10/25/2036		286	158,683
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		161	116,257
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		73	29,232

			556,688

Total Collateralized Mortgage Obligations (cost $52,329,565)			51,247,877

ASSET-BACKED SECURITIES–5.9%
Other ABS—Fixed Rate–3.1%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)		2,090	1,724,129

	Principal Amount (000)		U.S. $ Value
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)	U.S.$	258	$250,432
Series 2021-Z2, Class A 1.17%, 11/16/2026(c)		293	280,476
Series 2022-X1, Class A 1.75%, 02/15/2027(c)		551	536,892
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(c)		509	482,327
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(c)		210	201,172
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(c)		437	374,493
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(c)		637	548,171
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(c)		186	169,060
Series 2023-1, Class A2 5.989%, 03/15/2032(c)		1,677	1,676,850
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(c)		935	782,873
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(c)		1,941	1,674,756
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)		1,049	900,609
FREED ABS Trust Series 2021-2, Class C 1.94%, 06/19/2028(c)		1,545	1,511,234
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)		616	529,772
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		778	723,384
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		479	416,141
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(c)		759	679,994
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(c)		1,993	1,637,376
Series 2023-1A, Class A2 7.308%, 01/30/2053(c)		1,404	1,380,427
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(c)		765	650,013

2023 Semi-Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(c)	U.S.$	620	$509,488
Series 2021-CA, Class B 2.53%, 04/20/2062(c)		907	731,841
Series 2021-DA, Class B 2.90%, 04/20/2062(c)		798	667,154
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(c)		639	643,580
Upstart Securitization Trust Series 2021-3, Class B 1.66%, 07/20/2031(c)		1,360	1,294,378

			20,977,022

Autos—Fixed Rate–2.5%
ACM Auto Trust Series 2023-1A, Class A 6.61%, 01/22/2030(c)		1,926	1,923,827
American Credit Acceptance Receivables Trust Series 2023-1, Class A 5.45%, 09/14/2026(c)		1,564	1,560,567
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.24%, 02/22/2028(c)		1,016	1,015,829
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		564	536,916
Series 2021-N4, Class D 2.30%, 09/11/2028		793	735,694
Series 2021-P4, Class D 2.61%, 09/11/2028		989	832,755
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,350	1,247,516
Series 2022-A, Class C 2.17%, 04/16/2029(c)		1,373	1,294,835
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		432	411,653
Flagship Credit Auto Trust Series 2023-1, Class A2 5.38%, 12/15/2026(c)		1,700	1,695,242
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,390	1,215,642
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(c)		1,911	1,902,324
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(c)		556	539,868
Series 2023-1A, Class A2 5.68%, 10/15/2026(c)		1,235	1,233,084

	Principal Amount (000)		U.S. $ Value
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(c)	U.S.$	1,093	$1,069,273

			17,215,025

Credit Cards—Fixed Rate–0.3%
Brex Commercial Charge Card Master Trust Series 2022-1, Class A 4.63%, 07/15/2025(c)		1,888	1,842,837
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(c)		400	381,201

			2,224,038

Home Equity Loans—Floating Rate–0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 5.445% (LIBOR 1 Month + 0.60%), 04/25/2034(e)		37	35,386

Total Asset-Backed Securities (cost $43,685,984)			40,451,471

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.2%
Non-Agency Floating Rate CMBS–1.9%
AREIT Trust Series 2022-CRE6, Class A 5.809% (SOFR + 1.25%), 01/16/2037(c)(e)		2,986	2,895,539
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 5.685% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		2,435	2,314,118
BBCMS Mortgage Trust Series 2020-BID, Class A 6.824% (LIBOR 1 Month + 2.14%), 10/15/2037(c)(e)		1,998	1,929,330
BFLD Trust Series 2021-FPM, Class A 6.285% (LIBOR 1 Month + 1.60%), 06/15/2038(c)(e)		2,976	2,817,307
BX Commercial Mortgage Trust Series 2019-IMC, Class D 6.584% (LIBOR 1 Month + 1.90%), 04/15/2034(c)(e)		207	195,415
Series 2019-IMC, Class E 6.834% (LIBOR 1 Month + 2.15%), 04/15/2034(c)(e)		839	796,413
CLNY Trust Series 2019-IKPR, Class D 6.967% (SOFR + 2.14%), 11/15/2038(c)(e)		1,450	1,330,123

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 6.484% (SOFR + 2.00%), 01/25/2051(c)(e)	U.S.$	179	$168,161
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 6.407% (SOFR + 1.58%), 07/15/2036(c)(e)		666	639,381

			13,085,787

Non-Agency Fixed Rate CMBS–1.3%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(c)		740	617,701
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		791	789,278
Commercial Mortgage Trust Series 2012-CR3, Class E 4.644%, 10/15/2045(c)		889	512,518
Series 2015-LC21, Class XA 0.654%, 07/10/2048(h)		2,067	23,534
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.156%, 08/10/2044(c)		28	10,301
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(f)(i)		1,184	1,113,712
Series 2021-1, Class A2 2.435%, 08/15/2026(f)(i)		1,801	1,709,457
Series 2021-1, Class AS 2.638%, 08/15/2026(f)(i)		59	54,571
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(f)		1,690	1,616,485
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.549%, 08/15/2046(c)		472	203,891
Series 2014-C22, Class XA 0.798%, 09/15/2047(h)		5,076	37,304
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 4.966%, 05/15/2045(c)		712	537,653
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		147	61,923
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(c)		234	233,949
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/2047(c)		603	454,136

	Principal Amount (000)		U.S. $ Value
Series 2015-C25, Class XA 1.039%, 10/15/2048(h)	U.S.$	1,900	$32,867
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.387%, 11/15/2049		1,030	894,376

			8,903,656

Total Commercial Mortgage-Backed Securities (cost $24,193,460)			21,989,443

COLLATERALIZED LOAN OBLIGATIONS–3.1%
CLO—Floating Rate–3.1%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 6.008% (LIBOR 3 Month + 1.20%), 07/20/2034(c)(e)		1,472	1,435,294
Dryden 78 CLO Ltd. Series 2020-78A, Class C 6.742% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		1,260	1,186,260
Elevation CLO Ltd. Series 2020-11A, Class C 6.992% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		1,080	992,280
Elmwood CLO IX Ltd. Series 2021-2A, Class A 5.938% (LIBOR 3 Month + 1.13%), 07/20/2034(c)(e)		1,500	1,463,862
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 5.908% (LIBOR 3 Month + 1.11%), 07/19/2034(c)(e)		1,130	1,104,031
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 5.878% (LIBOR 3 Month + 1.07%), 04/20/2034(c)(e)		1,491	1,447,496
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 5.922% (LIBOR 3 Month + 1.13%), 07/17/2035(c)(e)		1,729	1,688,973
New Mountain CLO 3 Ltd. Series CLO-3A, Class D 8.158% (LIBOR 3 Month + 3.35%), 10/20/2034(c)(e)		250	222,736
OCP CLO Ltd. Series 2020-18A, Class AR 5.898% (LIBOR 3 Month + 1.09%), 07/20/2032(c)(e)		1,954	1,915,438
Pikes Peak CLO 8 Series 2021-8A, Class A 5.978% (LIBOR 3 Month + 1.17%), 07/20/2034(c)(e)		1,907	1,864,552

2023 Semi-Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Rad CLO 7 Ltd. Series 2020-7A, Class C 6.792% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)	U.S.$	570	$541,327
Rad CLO 11 Ltd. Series 2021-11A, Class D 7.692% (LIBOR 3 Month + 2.90%), 04/15/2034(c)(e)		950	881,683
Regatta XX Funding Ltd. Series 2021-2A, Class A 5.952% (LIBOR 3 Month + 1.16%), 10/15/2034(c)(e)		2,924	2,844,316
Rockford Tower CLO Ltd. Series 2021-1A, Class D 7.808% (LIBOR 3 Month + 3.00%), 07/20/2034(c)(e)		1,883	1,681,618
Series 2021-2A, Class A1 5.968% (LIBOR 3 Month + 1.16%), 07/20/2034(c)(e)		1,310	1,271,571
Voya CLO Ltd. Series 2019-1A, Class DR 7.642% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		480	421,417

Total Collateralized Loan Obligations (cost $21,888,078)			20,962,854

CORPORATES—NON-INVESTMENT GRADE–1.3%

Industrial–1.2%
Capital Goods–0.1%
TK Elevator Midco GmbH 4.375%, 07/15/2027(c)	EUR	331	325,061

Communications—Media–0.5%
Altice Financing SA 3.00%, 01/15/2028(c)		540	466,478
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(c)	U.S.$	348	293,333
4.50%, 06/01/2033(c)		1,243	991,218
4.75%, 02/01/2032(c)		260	218,819
DISH DBS Corp. 5.75%, 12/01/2028(c)		996	743,653
Summer BC Holdco B SARL 5.75%, 10/31/2026(c)	EUR	540	510,271
VZ Vendor Financing II BV 2.875%, 01/15/2029(c)		540	466,290

			3,690,062

Communications—Telecommunications–0.1%
Altice France SA/France 3.375%, 01/15/2028(c)		259	219,315
Lorca Telecom Bondco SA 4.00%, 09/18/2027(c)		540	538,282

			757,597

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical—Automotive–0.2%
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	759	$733,278
Ford Motor Credit Co. LLC 7.35%, 11/04/2027		330	340,415

			1,073,693

Consumer Cyclical—Entertainment–0.2%
Carnival Corp. 4.00%, 08/01/2028(c)		1,545	1,330,801

Consumer Non-Cyclical–0.0%
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(c)	EUR	320	305,180

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(c)		540	499,191

			7,981,585

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(d)	U.S.$	648	572,443

Total Corporates—Non-Investment Grade (cost $10,202,283)			8,554,028

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–1.0%
United States–1.0%
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		1,000	990,348
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.705%, 07/01/2027		1,634	1,456,822
State of California Series 2010 7.625%, 03/01/2040		2,040	2,637,226
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		529	528,941
University of California Series 2021-B 3.071%, 05/15/2051		2,070	1,491,636

Total Local Governments—US Municipal Bonds (cost $7,339,814)			7,104,973

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

EMERGING MARKETS—CORPORATE BONDS–0.5%

Industrial–0.5%
Basic–0.1%
CSN Resources SA 4.625%, 06/10/2031(c)	U.S.$	293	$224,423
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		189	156,138

			380,561

Capital Goods–0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		1,025	987,331
6.95%, 01/17/2028(c)		537	539,618
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		417	1,291

			1,528,240

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		645	510,276

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		730	620,500

Consumer Non-Cyclical–0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(c)		564	489,270

			3,528,847

Utility–0.0%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(f)		117	111,284

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(j)		396	12,044

Total Emerging Markets—Corporate Bonds (cost $4,843,508)			3,652,175

QUASI-SOVEREIGNS–0.3%

Quasi-Sovereign Bonds–0.3%
Indonesia–0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(c)		447	445,128

	Principal Amount (000)		U.S. $ Value
Mexico–0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)	U.S.$	1,685	$1,326,727
4.688%, 05/15/2029(c)		478	425,061

			1,751,788

Total Quasi-Sovereigns (cost $2,608,927)			2,196,916

AGENCIES–0.3%
Agency Debentures–0.3%
Federal Home Loan Banks 2.50%, 02/13/2024		1,465	1,436,286
Federal National Mortgage Association 6.25%, 05/15/2029		355	403,022
6.625%, 11/15/2030		260	308,040

Total Agencies (cost $2,220,212)			2,147,348

EMERGING MARKETS—SOVEREIGNS–0.2%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(c) (cost $1,919,000)		1,919	1,627,312

		Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt. Logan Re Ltd. (Special Investment)(i)(k)(l) (cost $783,461)		882	788,949

	Principal Amount (000)

GOVERNMENTS—SOVEREIGN BONDS–0.1%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $694,051)	U.S.$	696	531,048

2023 Semi-Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–6.9%
U.S. Treasury Bills–5.7%
U.S. Treasury Bill Zero Coupon, 05/18/2023	U.S.$	13,019	$12,942,269
Zero Coupon, 07/05/2023		2,060	2,034,274
Zero Coupon, 07/11/2023		3,800	3,750,728
Zero Coupon, 11/02/2023		21,167	20,597,404

Total U.S. Treasury Bills (cost $39,345,821)			39,324,675

	Shares	U.S. $ Value
Investment Companies–1.2%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 4.75%(m)(n)(o) (cost $8,250,797)	8,250,797	$8,250,797

Total Short-Term Investments (cost $47,596,618)		47,575,472

Total Investments—107.1% (cost $789,523,360)		736,457,297

Other assets less liabilities—(7.1)%		(48,551,211)

Net Assets—100.0%		$687,906,086

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

U.S. 10 Yr Ultra Futures	238	June 2023	$28,831,469	$902,852

U.S. Long Bond (CBT) Futures	84	June 2023	11,017,125	418,725

U.S. T-Note 2 Yr (CBT) Futures	18	June 2023	3,716,156	40,899

U.S. T-Note 5 Yr (CBT) Futures	563	June 2023	61,652,899	1,279,610

Sold Contracts

10 Yr Japan Bond (OSE) Futures	20	June 2023	22,311,429	(407,512)

				$2,234,574

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America, NA	EUR	5,813	USD	6,187	05/11/2023	$(130,105)

State Street Bank & Trust Co.	JPY	445	USD	3	04/28/2023	71

						$(130,034)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,950	12/13/2029	1.537%	1 Day SOFR	Annual	$516,304	$493,388	$22,916

22	Sanford C. Bernstein Fund II, Inc.

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	4	$(849)	$(597)	$(252)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6	(1,213)	(682)	(531)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,033)	(1,346)	(1,687)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(4,245)	(2,234)	(2,011)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	24	(5,095)	(3,019)	(2,076)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(5,944)	(3,866)	(2,078)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(5,337)	(3,089)	(2,248)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(5,217)	(2,888)	(2,329)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	29	(6,065)	(3,469)	(2,596)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	29	(6,066)	(3,358)	(2,708)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(607)	(331)	(276)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	144	(30,447)	(10,775)	(19,672)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	16	(3,396)	(2,251)	(1,145)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(3,761)	(2,105)	(1,656)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	26	(5,458)	(2,792)	(2,666)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	26	(5,459)	(2,353)	(3,106)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	26	(5,458)	(2,174)	(3,284)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	154	(32,509)	(12,259)	(20,250)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	349	(73,996)	(36,937)	(37,059)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	211	(44,762)	(13,775)	(30,987)

						$(248,917)	$(110,300)	$(138,617)

*	Termination date
**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2023, the aggregate market value of these securities amounted to $190,329,803 or 27.7% of net assets.

2023 Semi-Annual Report	23

Schedule of Investments (continued)

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2023.
(f)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.75% of net assets as of March 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$ 1,148,122	$1,113,712	0.16%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	1,841,228	1,709,457	0.25%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	60,117	54,571	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,796,529	1,616,485	0.24%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 9.095%, 11/25/2024	11/06/2015	43,254	41,965	0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 8.202%, 02/27/2023	02/11/2020	226,302	216,892	0.03%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	117,000	111,284	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.095%, 11/25/2025	09/28/2015	176,665	163,688	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.345%, 11/25/2025	09/28/2015	44,408	42,214	0.01%

(g)	Inverse interest only security.
(h)	IO—Interest Only.
(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2023.
(k)	Fair valued by the Adviser.
(l)	Non-income producing security.
(m)	Affiliated investments.
(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR—Euro

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

See notes to financial statements.

24	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—March 31, 2023 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $781,272,563)	$728,206,500

Affiliated issuers (cost $8,250,797)	8,250,797

Cash collateral due from broker	2,642,866

Receivables:

Unaffiliated interest and dividends	5,146,822

Affiliated dividends	20,415

Foreign withholding tax reclaims	6,469

Investment securities sold	30,361,226

Capital shares sold	30,060

Variation margin on futures	318,687

Unrealized appreciation of forward currency exchange contracts	71

Total assets	774,983,913

LIABILITIES

Payables:

Dividends to shareholders	917,729

Investment securities purchased	85,284,636

Advisory fee	223,454

Administrative fee	28,594

Capital shares redeemed	28,425

Variation margin on centrally cleared swaps	14,013

Foreign capital gains taxes	7,462

Transfer Agent fee	3,116

Directors’ fees payable	689

Accrued expenses and other liabilities	190,687

Market value on credit default swaps (net premiums received $110,300)	248,917

Unrealized depreciation of forward currency exchange contracts	130,105

Total liabilities	87,077,827

NET ASSETS	$687,906,086

SHARES OF CAPITAL STOCK OUTSTANDING	52,578,105

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.08

NET ASSETS CONSIST OF:

Capital stock, at par*	$52,578

Additional paid-in capital	806,663,586

Accumulated loss	(118,810,078)

$687,906,086

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to financial statements.

2023 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2023 (Unaudited)

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$13,263,167

Dividends

Affiliated issuers	111,814

Unaffiliated issuers	27,665

Total income	13,402,646

Expenses:

Advisory fee (see Note 2A)	1,567,900

Custody and accounting fees	88,215

Transfer Agent fee	9,421

Auditing and tax fees	57,484

Administrative	51,257

Registration fees	19,995

Legal fees	19,618

Directors’ fees and expenses	13,828

Printing fees	12,117

Miscellaneous	26,028

Total expenses	1,865,863

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(296,314)

Net expenses	1,569,549

Net investment income	11,833,097

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized loss on:

Investment transactions (a)	(26,545,398)

Forward currency exchange contracts	(94,329)

Futures	(4,217,957)

Swaps	(1,109,186)

Foreign currency transactions	(697,628)

Net realized loss on investment and foreign currency transactions	(32,664,498)

Net change in unrealized appreciation (depreciation) of:

Investments	46,560,903

Forward currency exchange contracts	(43,246)

Futures	5,337,614

Swaps	(73,352)

Foreign currency denominated assets and liabilities and other assets	26,714

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	51,808,633

Net realized and unrealized gain on investment and foreign currency transactions	19,144,135

Net increase in net assets resulting from operations	$30,977,232

(a) Net of foreign realized capital gains taxes of $17,929.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$11,833,097	$15,746,389

Net realized loss on investment and foreign currency transactions	(32,664,498)	(34,595,739)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities and other assets and liabilities	51,808,633	(116,319,144)

Net increase (decrease) in net assets resulting from operations	30,977,232	(135,168,494)

Distributions to shareholders	(12,326,639)	(29,599,918)

Capital-share transactions:

Net proceeds from sales of shares	38,554,691	80,941,080

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	9,639,364	26,986,366

Total proceeds from shares sold	48,194,055	107,927,446

Cost of shares redeemed	(87,428,850)	(251,653,718)

Net decrease in net assets from capital-share transactions	(39,234,795)	(143,726,272)

Net decrease in net assets	(20,584,202)	(308,494,684)

NET ASSETS:

Beginning of period	708,490,288	1,016,984,972

End of period	$687,906,086	$708,490,288

See Notes to Financial Statements.

2023 Semi-Annual Report	27

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)		YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.72		$15.50	$16.04	$15.46	$14.55	$15.08

Income from investment operations

Investment income, net (a)(b)	0.22		0.26	0.30	0.40	0.44	0.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.36		(2.55)	(0.29)	0.65	0.95	(0.51)

Contributions from affiliates	0		0	0	0	0.00 (c)	0.00 (c)

Total from investment operations	0.58		(2.29)	0.01	1.05	1.39	(0.15)

Less: Dividends and Distributions

Dividends from net investment income	(0.22)		(0.27)	(0.33)	(0.44)	(0.48)	(0.38)

Dividends from net realized gain on investment transactions	0		(0.22)	(0.22)	(0.03)	0	0

Total dividends and distributions	(0.22)		(0.49)	(0.55)	(0.47)	(0.48)	(0.38)

Net asset value, end of period	$13.08		$12.72	$15.50	$16.04	$15.46	$14.55

Total return (d)	4.66%		(15.13)%	0.02%	6.96%	9.70%	(0.98)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$687,906		$708,490	$1,016,985	$905,508	$886,574	$734,175

Average net assets (000 omitted)	$691,164		$853,245	$963,532	$879,658	$816,533	$702,953

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45%	(e)	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before waivers/reimbursements	0.54%	(e)	0.51%	0.52%	0.52%	0.52%	0.55%

Net investment income (b)	3.40%	(e)	1.85%	1.92%	2.55%	2.98%	2.47%

Portfolio turnover rate (f)	86%		129%	118%	86%	70%	189%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Annualized
(f)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolio’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2023 Semi-Annual Report	29

Notes to Financial Statements (continued)

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

30	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2023:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Governments—Treasuries	$0	$249,968,095	$0	$249,968,095

Corporates—Investment Grade	0	150,791,792	0	150,791,792

Mortgage Pass-Throughs	0	126,867,544	0	126,867,544

Collateralized Mortgage Obligations	0	51,247,877	0	51,247,877

Asset-Backed Securities	2,692,679	37,758,792	0	40,451,471

Commercial Mortgage-Backed Securities	0	19,111,703	2,877,740	21,989,443

Collateralized Loan Obligations	0	20,962,854	0	20,962,854

Corporates—Non-Investment Grade	0	8,554,028	0	8,554,028

Local Governments—US Municipal Bonds	0	7,104,973	0	7,104,973

Emerging Markets—Corporate Bonds	0	3,652,175	0	3,652,175

Quasi-Sovereigns	0	2,196,916	0	2,196,916

Agencies	0	2,147,348	0	2,147,348

Emerging Markets—Sovereigns	0	1,627,312	0	1,627,312

Common Stocks	0	0	788,949	788,949

Governments—Sovereign Bonds	0	531,048	0	531,048

Short-Term Investments:

U.S. Treasury Bills	0	39,324,675	0	39,324,675

Investment Companies	8,250,797	0	0	8,250,797

Total Investments in Securities	10,943,476	721,847,132	3,666,689	736,457,297

Other Financial Instruments (a):

Assets:

Futures	2,642,086	0	0	2,642,086	(b)

Forward Currency Exchange Contracts	0	71	0	71

Centrally Cleared Interest Rate Swaps	0	516,304	0	516,304	(b)

Liabilities:

Futures	(407,512)	0	0	(407,512	)(b)

Forward Currency Exchange Contracts	0	(130,105)	0	(130,105)

Credit Default Swaps	0	(248,917)	0	(248,917)

Total	$13,178,050	$721,984,485	$3,666,689	$738,829,224

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

2023 Semi-Annual Report	31

Notes to Financial Statements (continued)

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

32	Sanford C. Bernstein Fund II, Inc.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $5 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2024 and may be extended by the Adviser for additional one-year terms. For the six months ended March 31, 2023, the aggregate amount of such fee waiver was $293,374.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended March 31, 2023, such waiver amounted to $2,940.

A summary of the Portfolio’s transactions in AB mutual funds for the six months ended March 31, 2023 is as follows:

PORTFOLIO	MARKET VALUE 9/30/22 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/23 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$7,114	$112,149	$111,012	$8,251	$112

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2023, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES

Investment securities (excluding U.S. government securities)	$70,392,562	$91,656,292

U.S. government securities	528,012,122	558,522,024

2023 Semi-Annual Report	33

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$7,573,267

Gross unrealized depreciation	(58,650,491)

Net unrealized appreciation	$(51,077,224)

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2023, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

34	Sanford C. Bernstein Fund II, Inc.

During the six months ended March 31, 2023, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

2023 Semi-Annual Report	35

Notes to Financial Statements (continued)

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2023, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2023, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

36	Sanford C. Bernstein Fund II, Inc.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended March 31, 2023, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$2,642,086	*	Payable for variation margin on futures	$407,512	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	22,916	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	71		Unrealized depreciation on forward currency exchange contracts	130,105

Credit contracts				Market value on credit default swaps	248,917

Total		$2,665,073			$786,534

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(4,217,957)	$5,337,614

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(94,329)	(43,246)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	541,826	(617,059)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,651,012)	543,707

Total		$(5,421,472)	$5,221,016

2023 Semi-Annual Report	37

Notes to Financial Statements (continued)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended March 31, 2023:

Futures:

Average notional amount of buy contracts	$76,652,469

Average notional amount of sale contracts	$28,633,750

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$198,801	(a)

Average principal amount of sale contracts	$6,271,452

Centrally Cleared Interest Rate Swaps:

Average notional amount	$4,950,000

Credit Default Swaps:

Average notional amount of sale contracts	$3,194,633

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$14,205,833	(b)

(a)	Positions were open for two months during the period.

(b)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of March 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

State Street Bank & Trust Co.	$71	$0	$0	$0	$71

Total	$71	$0	$0	$0	$71	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$130,105	$0	$0	$0	$130,105

Citigroup Global Markets, Inc.	43,064	0	0	(43,064)	0

Credit Suisse International	31,054	0	0	(31,054)	0

Goldman Sachs International	130,037	0	0	(130,037)	0

Morgan Stanley Capital Services LLC	44,762	0	0	(44,762)	0

Total	$379,022	$0	$0	$(248,917)	$130,105	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

38	Sanford C. Bernstein Fund II, Inc.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2023, the Portfolio earned drop income of $51,717 which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

	2022	2021
Distributions paid from:

Ordinary income	$18,465,674	$23,987,974

Net long-term capital gains	11,134,244	8,352,039

Total taxable distributions paid	$29,599,918	$32,340,013

As of September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$851,550
Accumulated capital and other losses	(39,099,204	)(a)
Unrealized appreciation (depreciation)	(98,839,295	)(b)

Total accumulated earnings (deficit)	$(137,086,949	)(c)

(a)	As of September 30, 2022, the Fund had a net capital loss carryforward of $39,094,453. As of September 30, 2022, the cumulative deferred loss on straddles was $4,751.

2023 Semi-Annual Report	39

Notes to Financial Statements (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Fund had a net short-term capital loss carryforward of $18,550,042 and a net long-term capital loss carryforward of $20,544,411, which may be carried forward for an indefinite period.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

40	Sanford C. Bernstein Fund II, Inc.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely

2023 Semi-Annual Report	41

Notes to Financial Statements (continued)

to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value (“NAV”) or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

42	Sanford C. Bernstein Fund II, Inc.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of American Depositary Receipts, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

LIBOR Transition and Associated Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would

2023 Semi-Annual Report	43

Notes to Financial Statements (continued)

be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolio has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have those measures will be effective, particularly since the Portfolio does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

44	Sanford C. Bernstein Fund II, Inc.

NOTE 6.	Capital-Share Transactions

Share transactions for the six months ended March 31, 2023 and the year ended September 30, 2022, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22	SIX MONTHS ENDED 3/31/23 (UNAUDITED)	YEAR ENDED 9/30/22

Shares sold	2,959,504	5,662,668	$38,554,691	$80,941,080

Shares issued to shareholders on reinvestment of dividends and distributions	746,955	1,839,167	9,639,364	26,986,366

Shares redeemed	(6,836,772)	(17,400,799)	(87,428,850)	(251,653,718)

Net decrease	(3,130,313)	(9,898,964)	$(39,234,795)	$(143,726,272)

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2023.

NOTE 8.	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2023 Semi-Annual Report	45

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Garry Moody*

Chairman

Jorge A. Bermudez*

Director

Michael J. Downey*

Director

Onur Erzan

Chief Executive Officer

Nancy P. Jacklin*

Director

Jeanette W. Loeb*

Director

Carol C. McMullen*

Director

Marshall C. Turner, Jr.*

Director

OFFICERS

Michael Canter**

Vice President

Matthew S. Sheridan**

Vice President

Nancy E. Hay

Secretary

Michael B. Reyes

Senior Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

Jennifer Friedland

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Manhattan West

New York, NY 10001

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

One Congress Street, Suite 1

Boston, MA 02114

DISTRIBUTOR

Sanford C. Bernstein & Co, LLC

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

*	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.
**	The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed-Income Team. Messrs. Canter and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46	Sanford C. Bernstein Fund II, Inc.

Operation and Effectiveness of the Portfolio’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolio’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

2023 Semi-Annual Report	47

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held in-person on November 1-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

48	Sanford C. Bernstein Fund II, Inc.

profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the

2023 Semi-Annual Report	49

Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0323

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes–Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: May 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: May 29, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 29, 2023